INVESTOR FORUM Acadian Asset Management Inc. May 19, 2026

2 Forward-Looking Statements This communication includes forward-looking statements which may include, from time to time, statements about expected or targeted client demand and adoption of systematic strategies; distribution expansion and client acquisition initiatives; pipeline and sales momentum; serviceable addressable market estimates (including TAM and SAM); product development plans (including Enhanced, Extensions, Systematic Credit, and Wealth offerings); future AUM levels, flows, performance and mix; net flow trends; brand positioning; capital management priorities; ENI operating-margin aspirations or targets; expected or targeted operating-expense contribution frameworks; market-driven growth assumptions; scale and productivity objectives; leverage targets; capital-allocation priorities; fee-rate trajectory and mix; sensitivity to equity markets; and foreign exchange. The words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “can be,” “may be,” “aim to,” “may affect,” “may depend,” “intends,” “expects,” “believes,” “estimate,” “project,” and other similar expressions are intended to identify such forward-looking statements. Such statements are subject to various known and unknown risks and uncertainties and readers should be cautioned that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance. Actual results may differ materially from those in forward-looking information as a result of various factors, some of which are beyond the Company's control, including but not limited to those discussed elsewhere in this communication. Additional factors that could cause actual results to differ from the forward-looking statements in this release include: our financial results are dependent on Acadian Asset Management LLC; our reliance on key personnel; our use of a limited number of investment strategies; our ability to attract and retain assets under management; the potential for losses on seed and co-investment capital; foreign currency exchange risk; risks associated with government regulation; and other facts that may be described in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2026. Due to such risks and uncertainties and other factors, the Company cautions each person receiving such forward-looking information not to place undue reliance on such statements. Further, such forward-looking statements speak only as of the date of this communication and the Company undertakes no obligations to update any forward looking statement to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. Not an Offer This presentation is for informational purposes only and does not constitute, and should not be construed as, an offer to sell or the solicitation of an offer to buy any securities of Acadian Asset Management Inc. Or any interests in any fund or account managed by Acadian Asset Management LLC or its affiliates, and may not be relied upon in connection with any offer or sale of securities. Any offering of securities will be made only by means of an applicable offering document and in compliance with applicable securities laws and regulations. Non-GAAP Financial Measures This presentation may include references to non-GAAP financial measures, including, without limitation, Economic Net Income (ENI), ENI diluted EPS, ENI operating margin, adjusted EBITDA, ENI operating expense ratio and ENI variable compensation ratio, as well as certain derived or illustrative metrics (for example, any annualized or run-rate presentations of quarterly GAAP management fees). We use these measures to present management’s view of the underlying economic performance of the business, to inform resource allocation, capital management, and compensation decisions, and to evaluate operating efficiency over time. These measures have limitations and should not be considered in isolation or as substitutes for the most directly comparable GAAP measures. Other companies may define and calculate similarly titled measures differently, limiting cross-company comparability. Reconciliations from non-GAAP measures to the most directly comparable GAAP measures, and definitions of the non-GAAP measures referenced herein, are available in the appendix of this presentation. To the extent this presentation includes any forward-looking non-GAAP measures or illustrative annualized figures, we are unable to reconcile such measures to the most directly comparable GAAP measures without unreasonable efforts because the information necessary to calculate the reconciling items is unavailable, variable, and not reasonably predictable. Any such forward-looking non-GAAP or annualized figures are presented for illustrative purposesonly, are not forecasts, and should not be unduly relied upon.

3 Time Topic Speaker 10:00am Welcome Melody Huang, Director of Finance & IR 10:05am Executive Team Presentations Kelly Young, CEO Brendan Bradley, CIO Alex Voitenok, Deputy CIO Ted Noon, CMO Scott Hynes, CFO 12:15pm Break 12:30pm Q&A and Closing Kelly Young, CEO Agenda

Acadian Asset Management Inc. 2026 Investor Forum | Company Overview & Strategy This presentation contains confidential and proprietary information of Acadian Asset Management Inc. This presentation may not be reproduced or disseminated in whole or in part without the prior written consent of Acadian Asset Management Inc © Acadian Asset Management Inc 2026. All rights reserved. Kelly Young Chief Executive Officer

5 Systematic has momentum – and Acadian is leading Capturing increased demand for systematic strategies Source: eVestment 178% 130% 162% 100% 125% 150% 175% 200% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Acadian Equity Discretionary Equity Systematic Equity AUM growth at Acadian, Systematic Equity, and Discretionary Equity since 4Q22 (indexed to 100) Drivers: ▪ Lower volatility active exposure ▪ More than passive beta ▪ More data, more signals ▪ Customization ▪ Scalable processes

Acadian's competitive advantages

We've built an edge over 40 years of systematic investing

History	40-year track record | 4.1% 5yr annualized return over benchmark | 96% of assets outperforming
Data	578M+ daily observations | 69TB+ data | 65,000+ traded securities | 100's of unique signals
Technology	Robust technological infrastructure | integrated platform | AI-enabled research and workflow tools
Team	100+ person investment team | 2000+ years collective experience | 100+ advanced degrees
Relationships	> 1,000 institutional accounts | > 10-year avg relationship | 6 of Top 20 global asset owners

Note: Past performance is no guarantee of future results. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Acadian.

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7 Strong long-term track record Note: Past performance is no guarantee of future results. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Acadian. 96% 96% 96% 96% 3-Year 5-Year 10-Year Since Inception 93% 94% 92% 94% 3-Year 5-Year 10-Year Since Inception +4.1% 5-year annualized return in excess of benchmark +3.4% 5-year annualized return in excess of benchmark Revenue Weighted Asset Weighted Consolidated Firmwide Investment Performance (as of 3/31/2026) Sustained outperformance across various strategies, through numerous market cycles

8 Culture of transparency Fostering trust and 'relationship alpha’ across our clients and employees With Clients Among Employees Shared analytics, tools, attribution Cross-team collaboration Thought leadership, research insights Respectful debate Senior investment team access Open two-way communication

9 A global business with global opportunities Four decades of systematic investing across global markets; a footprint now reflecting that reach 51% | 49% % U.S. | non-U.S. AUM by client domicile North America $74 | +8% EMEA $32 | +7% APAC $27 | +10% Global Managed AUM $tn | % forecast growth (2024–2029): Sources: eVestment, Broadridge, Boston Consulting Group, Oliver Wyman / Morgan Stanley; North America AUM market size and growth is estimated; Notes: Acadian financial data as of March 31, 2026 90% + % LTM NCCFs from non-U.S. clients

10 High-quality, diversified client base Institutional foundation with expanding access across wealth channels Notes: Data is as of March 31, 2026; Wealth/Other also includes Sub-Advisory > 1,000 client accounts ~50 Investment consultant relationships 6 Clients among Top 20 asset owners in the world > 10 years average relationship length with Top 50 clients Institutional: Pensions Sovereigns Endowments Foundations 75% | $147bn Wealth/Other: RIAs Private Banks HNW/Family Office Defined Contribution Channels 25% | $49bn

11 Acadian evolution since 2023 Focused initiatives and disciplined execution driving growth Notes: 1Q26 Management Fees = illustrious measure calculated by annualizing 1Q26 Management Fees of $159mm; Product Initiatives AUM includes Enhanced Equity, Equity Extensions, Equity Alternatives, Systematic Credit and Equity Alternative *Market data is as of May 18, 2026 2023 1Q26 O/(U) AUM ($B) $104 $196 ▲ 1.9x Management Fees ($M) $373 $637 ▲ 1.7x Product Initiatives AUM ($B) $5.9 $66.5 ▲ 11.3x % Non-US Clients 33% 49% ▲ 16%pts % Wealth/Other Clients 21% 25% ▲ 4%pts Share Price* $19.16 $69.34 ▲ 3.6x

12 Strong organic growth momentum Nine consecutive quarters of positive net flows with peer-leading organic growth $50B NCCFs 2023-1Q26 Net Client Cash Flows as % of Beginning AUM +53% of beginning AUM (3)% 2% 25% 12% (2)% (2)% 1% 1% 2023 2024 2025 1Q26 AAMI Peers Notes: Net Client Cash Flows = long-term net flows; Peers represents median of AMG, Artisan, Cohen & Steers, Victory, Virtus, Janus Henderson, Wisdom Tree, Federated Hermes, AllianceBernstein, BlackRock, Invesco, T. Rowe Price, and Franklin; Sources: Company filings and Refinitiv Workspace Cumulative: AAMI ($B): - $2 + $2 + $29 + $21

Addressable market is large and growing

Systematic capabilities well-positioned to take share across institutional, wealth, credit markets

TAM

Institutional Equity
Active + Passive

Wealth Equity
Global UHNW + HNW + Affluent, Defined Contribution

Active Credit
Institutional Active Corporate Credit

SAM

Institutional Equity
Active + Enhanced Index + Low Tracking Error

Wealth Equity
U.S. UHNW + DC + Non-U.S. UHNW + HNW + Global Sub-Advisory

Active Credit
Institutional Active Corporate Credit


$58T
$18T

+10%
SAM projected 5-year CAGR

Notes: TAM (Total Addressable Market) reflects total market opportunity across relevant AUM classes; SAM (Serviceable Addressable Market) reflects the TAM subset addressable given current AAMI investment strategies and distribution capabilities; Sources: eVestment, Broadridge, Boston Consulting Group, Oliver Wyman, Morgan Stanley; Notes: projected 5-year CAGRs are 2024–2029

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14 Systematic Credit – a natural market adjacency Large addressable market, differentiated diversification, scalable operating leverage Sources: eVestment, Broadridge, Boston Consulting Group, Oliver Wyman, Morgan Stanley; Notes: projected 5-year CAGRs are 2024–2029 Large addressable market ▪ $4T in active, externally managed corporate credit AUM. ▪ Systematic credit market penetration is low vs. equities, but adoption has accelerated. Business diversification ▪ Credit beta is diversifying relative to equity beta. ▪ Acadian equity and credit alpha are relatively uncorrelated. Operating leverage ▪ Integration with Acadian’s equity platform reduces costs versus a standalone solution.

15 Key Takeaways: CEO Signals ▪ We are a pure-play systematic manager with durable competitive advantages. ▪ Strong long-term performance underpins client trust and growth. ▪ Organic growth has accelerated through performance and product strategy. ▪ Focused initiatives have expanded our addressable market. ▪ We are well-positioned to scale revenue and earnings with discipline.

Acadian Asset Management Inc. 2026 Investor Forum | Investment Management This presentation contains confidential and proprietary information of Acadian Asset Management Inc. This presentation may not be reproduced or disseminated in whole or in part without the prior written consent of Acadian Asset Management Inc © Acadian Asset Management Inc 2026. All rights reserved. Brendan Bradley, Chief Investment Officer Alex Voitenok, Deputy Chief Investment Officer

Acadian investment philosophy

- Financial assets are often **mispriced** due to investors incorrectly processing information, having incomplete information, or both.
- **Systematic** processes best capture inefficiencies arising from mispriced fundamental and market information.
- Over the last 40 years, Acadian's **edge** has come from embracing new ideas and a continuous investment in people, technology, and data.

Team

- **109** Team Members
- **28** PhDs, **48** CFA Charterholders
- **126** Advanced Degrees
- **18** Average Years of Experience

Data

- **578+** Million Observations Daily
- **69** Terabyte Database
- **100+** Global Markets
- **65,000** Traded Assets

Technology

- **~70** Team Members
- **24** Advanced Degrees
- **22** Average Years of Experience
- Flexible, Modular Platforms

Note: All date is as of March 31, 2026.

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18 Why Acadian? Attractive and diversifying returns Source: eVestment, Acadian analysis as of 3/31/26. Returns and other metrics are gross of fees and in USD. Fully active Global, Emerging, ACWI-ex U.S., and EAFE Large/All Cap strategies. Full risk strategies only. Minimum 3 years of data. Acadian represents Acadian products within these categories. Systematic are other strategies labeled as ‘Quantitative’ in eVestment. Discretionary are strategies labeled as ‘Fundamental’ or ‘Combined’ in eVestment. Strategies are compared versus respective MSCI indices for each category (i.e., MSCI World, ACWI, EM, ACWI ex-U.S., and EAFE. Correlation is based on the average excess return each grouping each month. Reference to the benchmark is for comparative purposes only. eVestment Alliance, LLC and its affiliated entities (collectively eVestment) collect information directly from investment management firms and other sources believed to be reliable, however, eVestment does not guarantee or warrant the accuracy, timeliness, or completeness of the information provided and is not responsible for any errors or omissions Performance results may be provided with additional disclosures available on eVestment’s systems and other important considerations such as fees that may be applicable. Not for general distribution and limited distribution may only be made pursuant to client’s agreement terms. All categories not necessarily included, Totals may not equal 100% Copyright 2012-2026 eVestmentAlliance, LLC. All Rights Reserved. Past performance is no guarantee of future results. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Acadian. Distribution of 10 Year Information Ratios -0.04 Acadian active return correlation vs. discretionary over last 10 years

19 Investment process All Strategies 65,000 securities across equity and fixed income Objective Return Forecast Security-Specific Selection within traditionally defined groups + Peer Overlooked information from alternative peer groups + Macro Top-down group signals Disciplined Portfolio Construction Multi-horizon forecasts Proprietary risk models Dynamic transaction cost modeling Structured Trading Process Systematic approach Dynamic routing based on order profiling Real-time oversight PORTFOLIO CONSTRUCTION INVESTMENT UNIVERSE RETURN FORECAST TRADING

20 Investment universe Global coverage As of March 31, 2026. Frontier markets count includes underrepresented emerging markets. Above counts also include all modeled securities and not just investable securities. * Not highlighted in map as we have equity forecasts in corresponding countries. Corporate Bonds* Issues: 23,000 Market Value: $17T Representative Indices: ICE DM High Yield ICE US Corporate Emerging Market Equities Securities: 19,000 Market Value: $24T Representative Indices: MSCI EM Developed Market Equities Securities: 26,000 Market Value: $88T Representative Indices: MSCI World Russell 1000 Frontier Market Equities Securities: 6,000 Market Value: $1T Representative Indices: MSCI Frontier

21 Return forecast Stylized version of Acadian’s return forecast methodology. For illustrative purposes only. +0.12Value +0.45Quality +0.24Growth +0.99Technical Theme Forecast +0.40 Stock- Specific Peer Proprietary Networks +0.71Country +0.13IndustryMacro +0.33Country/Industry Intersection Model Total Forecast +3.4% Company: Real Estate Management Company Market Cap: USD 4B

Portfolio construction

Construct a portfolio with highest return forecast relative to benchmark risk, net of transaction costs

Portfolio Construction Process



max [α − Risk – Transaction Costs]
Return Forecasts
Stock A
Stock B
Stock C
Proprietary Risk Models
Uncompensated
Compensated - Generic
Compensated - Proprietary
Dynamic Transaction Cost Modeling
Volatility
ADV
Spread
Optimal Portfolio

Key Risk Considerations

Risk	Why control	How to control
Known market risks (beta, rates, FX, oil, small cap, etc.)	Volatile; can drive large drawdowns	No return forecasts; exposures tightly limited
Generic style premia (e.g., momentum)	Can become crowded and reverse	Measured exposure; model and manage style risk
Proprietary alpha risk	Intentional bets; may underperform	Core paid risk; measured, sized, and isolated
Previously undefined or emerging risks	Can create unintended correlations	Formal process to identify, measure, monitor
Company-specific events	Stocks can move beyond expectations	Diversified portfolios; tight position limits
Execution risk	Poor liquidity estimates raise costs	Conservative limits; trade controls and monitoring
Model / software risk	Errors distort positions or risk	Version control, testing, independent checks

Stylized version of Acadian's portfolio construction methodology. For illustrative purposes only. Process considers more factors than those notated above.

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23 Trading Preserve alpha by delivering consistent and efficient data-driven execution Stylized version of Acadian’s trading methodology. For illustrative purposes only. Alpha, risk, cash flow, event-driven Order Reason Order Characteristics Bid-ask spread, volatility, % ADV, market capitalization, country Broker Capabilities Market coverage, venue access, execution technology T-Cost Insights Trading strategy and broker-level performance Platform Order Profiler Execution Outcomes People Global trading team across 3 continents Process Execution workflows aligned with model intent and continuously refined Platform Custom-built profiler, analytics, and TCA drive decisions making Limited Market Impact Smart order sizing, execution strategy assignment, liquidity- and cost-sensitive timing Controlled Transaction Costs Counterparty selection, commission negotiation, post-trade review

24 Research Idea Development Add to Process Assign/Prioritize Projects Evaluate/Present Results Implement Decision? Quarterly rollout cycle In discussion with Investment Policy Committee, Chief Investment Officer determines whether to proceed Researchers share findings with broader team Chief Investment Officer & Senior Investment Leadership Team Sourced from new/alternative data sets, industry or academic publications, portfolio and research insights

25 0.5 0.7 0.8 1.0 0.5 0.5 Core Enhanced Traditional Extension Dynamic Extension Investment Grade High Yield In fo rm a ti o n R a ti o T a rg e t Core Enhanced Traditional Extension Dynamic Extension Inv. Grade High Yield 0% 1% 2% 3% 4% 5% 6% 0% 1% 2% 3% 4% 5% 6% A c ti v e R e tu rn T a rg e t Active Risk Target Investment capabilities All targets are net of management fees. Information ratio targets determined based on active return target and active risk target. For illustrative purposes only. Core Equity Enhanced Equity Equity Extensions Systematic Credit Return / Risk Targets

26 Data at Acadian As of March 31, 2026. For illustrative purposes only. Governance, Risk, Controls ▪ Common Data (securities) ▪ Traditional Data (company filings) ▪ Alternative Data (supply chain) Data ▪ ~70 full time employees focused on data across investments and ITTeam ▪ Research and Analytics ▪ Data Quality and Access ▪ Storage Compute ▪ AI Technology

27 AI at Acadian Firmwide Benefits Statistical Learning Models LLM Insights Agents Investment Applications ▪ Less time on manual, repetitive tasks ▪ More time on higher-value activities ▪ Quicker synthesis ▪ Higher-quality decision making ▪ Supports growth in data and complexity ▪ Standardizes processes and reduces manual intervention Improved Productivity & Capacity Faster Access to Relevant Insights Scalability & Consistency Firm AI Strategy Pillars: Enterprise Chatbots, Agentic Coding, AI Enabled Services, Governance

28 -5% 0% 5% 10% 15% 20% -2% 0% 2% 4% 6% 8% Non-U.S. EM Global Small Cap % o f F ir m A U M A c ti v e R e tu rn -1% 0% 1% 2% 3% -5% 0% 5% 10% 15% Non-U.S. Global EM % o f F ir m A U M A c ti v e R e tu rn Performance As of 3/31/2026 USD gross returns. Equity performance based on asset weighted composites within each grouping to reflect Acadian’s diverse equity product suite. Credit performance chart displays individual composites. * Since inception only shown for credit. December 2023 for U.S. High Yield, May 2024 for Global High Yield, August 2024 for U.S. Investment Grade. **Represents percentage of firm AUM represented by each strategy. Past performance is no guarantee of future results. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Acadian. Core Equity Enhanced Equity Equity Extensions Systematic Credit 0% 5% 10% 15% 0% 1% 2% 3% Global U.S. EM Non-U.S. % o f F ir m A U M A c ti v e R e tu rn 0% 1% 2% U.S. High Yield Global High Yield U.S. Investment Grade A c ti v e R e tu rn

29 Key Takeaways: CIO Signals ▪ Our core edge is our scalable systematic investment platform powered by research, data, and technology. ▪ Acadian offers a broad and evolving set of investment capabilities designed to meet diverse client objectives. ▪ Strong long-term investment performance reinforces the effectiveness of Acadian’s approach.

BREAK

Acadian Asset Management Inc. 2026 Investor Forum | Distribution & Product Strategy This presentation contains confidential and proprietary information of Acadian Asset Management Inc. This presentation may not be reproduced or disseminated in whole or in part without the prior written consent of Acadian Asset Management Inc © Acadian Asset Management Inc 2026. All rights reserved. Ted Noon Chief Marketing Officer

32 Record gross sales momentum $9 $21 $55 $30 2023 2024 2025 2026 YTD G ro s s S a le s ( b ill io n s ) Note: 2026 YTD is as of March 31, 2026 Performance and strategy initiatives have driven client cash flow momentum

33 Established systematic investor 51%49% U.S International 67% 29% 4% Core Enhanced Extension 75% 25% Institutional Wealth Geography Investor TypeStrategy $196B Assets Under Management Note: Financial data as of March 31, 2026.

34 Diversified client base Over 900 clients across 40+ countries globally Note: Data as of March 31, 2026 This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Acadian 6 of top 20 largest global investors invest with Acadian 23 of top 50 largest pension investors in the U.S. invest with Acadian Average client tenure of 13 years (with top 50 clients) 27 of top 50 clients are invested in multiple Acadian strategies

35 Global footprint Boston Est. 1986 $109B AUM 314 Employees 16% 3-Year CAGR London Est. 2006 $55B AUM 28 Employees 49% 3-Year CAGR Singapore Est. 1999 $9B AUM 19 Employees 32% 3-Year CAGR Sydney Est. 2005 $23B AUM 19 Employees 58% 3-Year CAGR Non-U.S. Client 3-Year CAGR: 44% Over 100 distribution and client service professionals

Leading systematic brand

Q4 2025 brand awareness rankings | equity

Among Asset Owners:

Rank	Firm Name	Firm Country
1	**Acadian**	**U.S.**
2	Connor, Clark & Lunn	Canada
3	J.P. Morgan	U.S.
4	Wellington	U.S.
5	Arrowstreet	U.S.
6	BlackRock	U.S.
7	AQR	U.S.
8	T. Rowe Price	U.S.
9	Invesco	U.S.
10	Fidelity	U.S.

Among Consultants:

Rank	Firm Name	Firm Country
1	BlackRock	U.S.
2	Wellington	U.S.
3	**Acadian**	**U.S.**
4	Vanguard	U.S.
5	Connor, Clark & Lunn	Canada
6	Fiera	Canada
7	T. Rowe Price	U.S.
8	Fidelity	U.S.
9	Dimensional Fund Advisors	U.S.
10	MFS	U.S.

Source: eVestment

eVestment Alliance, LLC and its affiliated entities (collectively eVestment) collect information directly from investment management firms and other sources believed to be reliable, however, eVestment does not guarantee or warrant the accuracy, timeliness, or completeness of the information provided and is not responsible for any errors or omissions Performance results may be provided with additional disclosures available on eVestment's systems and other important considerations such as fees that may be applicable. Not for general distribution and limited distribution may only be made pursuant to client's agreement terms. All categories not necessarily included, Totals may not equal 100% *Copyright 2012-2026 eVestmentAlliance, LLC. All Rights Reserved.*

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37 Secular growth benefits Acadian A s s e ts U n d e r M a n a g e m e n t ($ tr ill io n s ) 0 5 10 15 20 25 2022 2025 Discretionary Equity Systematic Equity 3-Year CAGR 9% 18% $2 | 13% $4 | 15% Well positioned to capitalize on the evolution towards more widespread adoption of systematic investing $16 | 87% $20 | 85% Source: eVestment Industry asset growth

38 Acadian core business lines continue to grow Reflects Acadian Core long-only large and small cap capabilities as of March 31, 2026. CAGR from March 31, 2023. March 31, 2023 assets: Non-U.S. Long-Only Equity ($34B), EM Long-Only Equity ($20B), Global Long-Only Equity ($13B). 18% 17% 21% 3-Year CAGR Assets Under Management ($billions) $56 $31 $23 Non-U.S. Long-Only Equity EM Long-Only Equity Global Long-Only Equity

39 Enhanced: a key beneficiary of systematic growth Investors increasingly prioritizing consistent benchmark-relative returns and value for money in active management $3 $4 $10 $40 $58 2022 2023 2024 2025 Q12026 A s s e ts U n d e r M a n a g e m e n t ($ b ill io n s )

40 Investors are prioritizing consistent benchmark- relative returns and value for money “Relaxing the short constraint” allows for better expression of return forecasts Wealth markets are growing faster than institutional $49B / 40% $0.1B / 100% $9B / 125% $58B / 151% Systematic market penetration is low relative to equity, but adoption has been accelerating more recently Sources: Broadridge, Acadian. As of March 31, 2026. CAGR from March 31, 2023. March 31, 2023 assets: Enhanced ($3.6B), Extensions ($0.8B), Credit (N/A), Wealth ($18B). AUM / 3-Year CAGRThesisGrowth Area Enhanced Equity Equity Extensions Systematic Credit Global Wealth Product initiatives driving disciplined growth

Global Wealth: Institutional-adjacent segments

Concentrate on segments where Acadian has product fit, channel access, relevant footholds

$T SAM AUM | *% 3yr CAGR (2022–2025)*

Global sub-advisory

Sponsor-led access to adviser and retirement assets through third-party manufacturers

$2.3 | ▲17%

Non-U.S. intermediaries

UCITS-enabled access through private banks, platforms, and fund selectors

$3.1 | ▲21%

U.S. ultra-high net worth

Tax-aware opportunity through family offices and consultants

$1.4 | ▲17%

U.S. defined contribution

Institutional-adjacent retirement market accessed through CITs, consultants, and recordkeepers

$2.0 | ▲14%

$8.8T Serviceable Addressable Market | 3-year CAGR of 18%

Notes: SAM (Serviceable Addressable Market) reflects the TAM subset addressable given current AAMI investment strategies and distribution capabilities. Sources: eVestment, Broadridge, Boston Consulting Group, Oliver Wyman, Morgan Stanley

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42 Key Takeaways: CMO Signals ▪ Acadian is an established leader in systematic investing: proven track records, global footprint, established client base, and recognized brand. ▪ Our growth highlights that investors are after what we offer: attractive risk-adjusted returns. ▪ Our addressable market is expanding: we see growing demand for systematic strategies and are broadening the business with new product lines and distribution channels.

Acadian Asset Management Inc. 2026 Investor Forum | Financial Review & Outlook Scott Hynes Chief Financial Officer This presentation contains confidential and proprietary information of Acadian Asset Management Inc. This presentation may not be reproduced or disseminated in whole or in part without the prior written consent of Acadian Asset Management Inc © Acadian Asset Management Inc 2026. All rights reserved.

44 Our Economic Net Income (ENI) framework ENI Revenue Management Fees + Performance Fees ENI Operating Expenses Fixed compensation & benefits + General & administrative expenses + Depreciation and amortization ENI Variable Compensation (VC) Primarily a contractual % allocation of ENI Earnings before Variable Compensation ENI Operating Earnings Key Employee (KE) distributions Contractual profit share to LLC employee equity and profit interest holders Net interest expense and ENI taxes Economic Net Income (ENI) Earnings realized by AAMI shareholders – – = = – – ENI Operating Expenses / Management Fees = % ENI Operating Expense ratio Variable Comp. / ENI Earnings before Variable Comp. = % ENI Variable Compensation ratio ENI Operating Earnings / ENI Revenue = % ENI Operating Margin KE dist. / ENI Op. Earnings = % KE distribution ratio ENI / ADS = ENI EPS ($s) AAMI shareholder-focused view of Acadian’s economic earnings and cash generation

45 Diversified AUM across strategies and benchmark indices Approximately 67% of AUM is denominated in non-USD currencies Notes: Financial data as of March 31, 2026 AUM by strategy and selected key benchmark indices 30% 20% 16% 13% 12% 9% Enhanced Non-US Small Cap Emerging Global Other ▪ MSCI World | ICE DM High Yield | ICE US Corporate ▪ MSCI World ▪ MSCI EM ▪ MSCI EAFE Small Cap | MSCI EM Small Cap ▪ MSCI AC World ex-USA | MSCI EAFE ▪ MSCI ACWI 10% change in equity markets = $67M change in management fees +/- 10% change in FX rates = $54M change in management fees +/-

46 $424 $549 2023 2025 Management fees Performance fees Total Robust revenue growth driven by management fees More durable, recurring revenue base as management fees represent larger share of revenues Notes: % of AUM performance fee eligible is as of March 31, 2026 ENI Total Revenue Mix ($M | % CAGR, 2023–2025) 94% 88% 6% 12% 14% 14% CAGR in ENI Revenue since 2023

47 30% 20% 16% 13% 12% 9% Enhanced Non-US Small Cap EM Global Other Management fee rate driven by market appreciation and flows Mix shift to Enhanced expected to continue to inform recent fee rate trajectory Notes: AUM mix is as of March 31, 2026 Enhanced has helped drive management fee growth… …while helping inform our blended management fee rate AUM mix by strategy and approximate impact to current blended fee rate: – + + + = Management fee growth year-on-year and blended fee rate: 2% 16% 20% 38 38 36 2023 2024 2025 Mgmt fee growth (% y/y) Fee rate (bps) =

48 Expense dynamics and drivers: Positive operating leverage Disciplined investments in technology, people, operations, data, distribution Notes: ENI Operating Expenses ex-Sales-based Compensation include Fixed Compensation, General & Administrative (ex-Sales-based Compensation), and Depreciation & Amortization; 2026E contribution to y/y expense growth reflects change in ENI Operating Expenses ex-Sales-based Compensation 7% 14% ENI OpEx ENI Revenue ENI OpEx vs ENI Revenue growth (%CAGR 2023–2025) 2025 ENI Total Revenue ($M) 38% 26% 36% 2025 ENI Operating Expenses ex-Sales-based Compensation Variable Compensation and Sales-based Compensation ENI Operating Earnings $549

49 Acadian’s cost structure is scaling Notes: FTEs reflect total full-time equivalent employees as of each year-end 20 19 16 2023 2024 2025 ENI Operating Expenses / Average AUM (bps) $254 $364 2023 2025 $1.1 $1.4 2023 2025 Avg. AUM / FTEs ($M | % CAGR) ENI Revenue / FTEs ($mm) 20% 13% Productivity gains helping drive scale efficiency

50 ENI operating margin expansion Disciplined investments and AUM mix shift driving margin gains % AUM mix by strategy and % ENI Operating Margin 4% 9% 23% 28.4% 33.4% 35.5% 2023 2024 2025 Enhanced Other Strategies % ENI Operating Margin 38-40% ENI Operating Margin Near-term aspiration 7% pts ENI Operating Margin improvement since 2023

51 35.5% 20.0% -9% -7.5% 2025 ENI Revenue Operating Expenses Variable Compensation Near-term Aspiration Continued investment: tech, data, AI-enabled capabilities, credit, wealth, scale infrastructure Market appreciation, organic AUM growth, and continued momentum in Enhanced, Extensions, Credit and Wealth ENI operating margin aspiration detail Notes: Assumes illustrative referenced underlying business drivers as well as 9% annual market-driven growth before positive net client cash flows consisting of 5% core equity market appreciation, 2% dividends/reinvestment, and 2% alpha Compensation structure tied to higher pre-bonus earnings 38.0 – 40.0% Margin expansion from revenue growth and operating leverage

52 Durable and resilient balance sheet provides optionality Enhanced liquidity and reduced leverage positions Acadian to navigate various cycles Notes: Financial data is as of March 31, 2026; $mm unless otherwise noted $131 $220 1Q23 1Q26 Liquidity and Revolver Capacity Gross Debt Gross Leverage $361 $285 1Q23 1Q26 Adjusted EBITDA (TTM) Net Leverage 2.8x 1.3x 1Q23 1Q26 1.6x 0.7x 1Q23 1Q26 Currently operating at or below 1.5x Gross Leverage through this cycle $129 $97 $85 $90 1Q26 Cash Seed Investments Drawn Revolver Undrawn Revolver $175

53 Capital management and prioritization Priority is to fund business needs, preserve balance sheet optionality, then return excess capital Organic business investment (FTEs | G&A | Seed Capital) ▪ Fund initiatives that support organic growth exceeding internal hurdle rates ▪ Prioritized through cycles Inorganic business investment (Bolt-Ons | Lift-Outs) ▪ Opportunistic and selective ▪ Focused on capabilities, data adjacencies, distribution Debt management ▪ Maintain durable, resilient balance sheet with conservative leverage through cycles ▪ Revolver meets current working capital / compensation season financing needs ▪ Opportunistic Term Loan pay down when in excess cash position Dividends ▪ Stable and sustainable Repurchases ▪ Flexible and opportunistic ▪ Informed by valuation, balance sheet capacity, leverage

54 Significant capital return to shareholders Repurchases have been primary return vehicle and materially reduced shares outstanding Notes: $1.4bn in excess capital returned and (58)% reduction in Average Diluted Shares is as of the quarter ended March 31, 2026 Share repurchases, dividends ($M) and average diluted shares (M) $101.7 $6.7 $96.4 $49.5 42.5 42.2 37.6 35.8 2022 2023 2024 2025 Repurchases Dividends Average Diluted Shares (58)% reduction in Average Diluted Shares over the same period Dividend increased to $0.10 per quarter in 1Q26 $1.4B in excess capital returned to shareholders since the end of 2019

55 Key Takeaways: CFO Signals ▪ ENI is the key framework for assessing AAMI shareholder outcomes. ▪ While equity-oriented, our business is diversified across benchmarks, geographies, and currencies. ▪ Revenue has grown and quality has improved, with a larger recurring management fee base. ▪ Enhanced scale and investment discipline has driven positive operating leverage. ▪ A stronger balance sheet provides flexibility through cycles and supports self-funded growth. ▪ Capital allocation balances growth investment, continued de-levering, and opportunistic share repurchases.

Q&A

CLOSING

APPENDIX

Reconciliations from U.S. GAAP to Non-GAAP Measures[1]

Reconciliation of U.S. GAAP Revenue to ENI Revenue

($ in millions)	FY 2023	FY 2024	FY 2025
U.S. GAAP revenue	$ 426.6	$ 505.6	$ 563.7
Exclude revenue from consolidated Funds	(3.0)	(3.1)	(14.6)
ENI revenue	$ 423.6	$ 502.5	$ 549.1

Reconciliation of U.S. GAAP Operating Expense to ENI Operating Expense

($ in millions)	FY 2023	FY 2024	FY 2025
U.S. GAAP operating expense	$ 320.6	$ 370.1	$ 431.6
Less: items excluded from ENI			
Non-cash key employee-owned equity and profit interest revaluations	0.1	(23.2)	(47.7)
Restructuring costs[2]	(9.5)	(1.6)	1.0
Consolidated Funds' operating expense	(2.8)	(0.9)	(9.1)
Less: items segregated out of U.S. GAAP operating expense			
Variable compensation[3]	(104.9)	(122.8)	(126.7)
Acadian key employee distributions	(5.1)	(9.7)	(21.4)
ENI operating expense	$ 198.4	$ 211.9	$ 227.7

Reconciliation of U.S. GAAP Operating Income to ENI Operating Earnings

($ in millions)	FY 2023	FY 2024	FY 2025
U.S. GAAP operating income	$ 106.0	$ 135.5	$ 132.1
Exclude the impact of:			
Non-cash key employee-owned equity and profit interest revaluations	(0.1)	23.2	47.7
Restructuring costs[2]	9.5	1.6	(1.0)
Acadian LLC key employee distributions	5.1	9.7	21.4
Funds' operating income	(0.2)	(2.2)	(5.5)
ENI operating earnings	$ 120.3	$ 167.8	$ 194.7
ENI operating margin[4]	28.4 %	33.4 %	35.5 %

Please see Definitions and Additional Notes

(1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q.

(2) The year ended December 31, 2023 includes costs associated with the transfer of an insurance policy from our former Parent of $1.3 million, severance-related costs at Acadian LLC of $7.3 million, and legal-related restructuring costs at the Hold Co of $0.9 million. The year ended December 31, 2024 includes costs associated with the transfer of an insurance policy from our former Parent of $1.3 million, severance-related items at Acadian LLC of $(1.0) million and costs associated with the wind-down of the MACS business in the standalone format of $1.3 million. The year ended December 31, 2025 includes severance-related items at Acadian LLC of $(1.0) million.

(3) Represents ENI variable compensation. For the years ended December 31, 2023, 2024, and 2025 the U.S. GAAP equivalent of variable compensation was $112.2 million, $122.7 million and $125.7 million, respectively.

(4) The ENI operating margin, which is calculated before Acadian LLC key employee distributions, is used by management and is useful for investors to evaluate the overall operating margin of the business without regard to the Company's ownership level of Acadian LLC. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company's U.S. GAAP operating margin. Our U.S. GAAP operating margin was 24.8%, 26.8%, and 23.4% for the years ended December 31, 2023, 2024, and 2025, respectively.

59

60 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) __________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q. (2) Tax-affected items for which adjustments are included in “Tax effect of above adjustments” line, excluding the discontinued operations component, are taxed at the respective blended rates applicable to the adjustments. (3) Includes non-cash equity-based award amortization expense. Reconciliation of U.S. GAAP net income attributable to controlling interests to ENI and Adjusted EBITDA ($ in millions) Q2'22 Q3'22 Q4'22 Q1'23 Q2'25 Q3'25 Q4'25 Q1'26 U.S. GAAP net income attributable to controlling interests $ 28.6 $ 17.8 $ 30.4 $ 12.0 $ 10.1 $ 15.1 $ 34.7 $ 24.3 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations(2) (18.8) (9.2) (5.2) (0.6) 19.7 16.3 12.0 16.1 Amortization of acquired intangible assets(2) — 0.1 — — — — — — Capital transaction costs(2) — 0.1 0.1 0.1 — 0.1 4.4 0.3 Seed/Co-investment (gains) losses and financings(2) 0.8 0.4 (0.8) (0.8) (2.6) (0.9) (0.7) 1.6 Tax benefit of goodwill and acquired intangible deductions 0.4 0.3 0.5 0.4 0.2 0.3 0.2 0.3 Discontinued operations attributable to controlling interests and restructuring(2) 0.3 0.4 0.2 0.4 (0.3) (0.2) (0.3) — Total adjustment to reflect earnings of the Company $ (17.3) $ (7.9) $ (5.2) $ (0.5) $ 17.0 $ 15.6 $ 15.6 $ 18.3 Tax effect of above adjustments(2) 4.9 2.2 1.6 0.2 (4.6) (4.2) (4.1) (4.8) ENI tax normalization 1.1 0.4 1.6 0.1 0.4 0.7 1.0 (0.2) Economic net income $ 17.3 $ 12.5 $ 28.4 $ 11.8 $ 22.9 $ 27.2 $ 47.2 $ 37.6 ENI net interest expense to third parties 4.6 4.3 3.8 3.4 3.0 2.3 1.9 1.1 Depreciation and amortization(3) 5.8 4.6 4.2 4.0 4.7 5.0 5.1 5.2 Tax on Economic Net Income 6.3 4.6 10.7 4.4 8.5 10.6 19.3 17.9 Adjusted EBITDA $ 34.0 $ 26.0 $ 47.1 $ 23.6 $ 39.1 $ 45.1 $ 73.5 $ 61.8

61 References to “Acadian Asset Management”, “Acadian”, “AAMI” or the “Company” refer to Acadian Asset Management Inc.; references to “Hold Co” refer to AAMI and its subsidiaries excluding Acadian Asset Management LLC (“Acadian LLC”). The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Acadian LLC variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to: i. exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders; ii. include within management fee revenue any fees paid to Acadian by consolidated Funds; iii. treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; and iv. identify separately from operating expenses, variable compensation and Acadian LLC key employee distributions, which represent Acadian LLC earnings shared with Acadian LLC key employees. The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by: i. excluding non-cash expenses representing changes in the value of Acadian LLC equity and profit interests held by Acadian LLC key employees. These ownership interests may in certain circumstances be repurchased by the Hold Co at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by the Hold Co can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. ii. excluding non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. iii. excluding capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets. iv. excluding seed capital and co-investment gains, losses and related financing costs. The net returns on these investments are considered and presented separately from ENI because ENI is primarily a measure of the Company’s earnings from managing client assets, which therefore differs from earnings generated by its investments in Acadian LLC products, which can be variable from period to period. v. including cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that may not be recognized or have timing differences compared to U.S. GAAP. vi. excluding the results of discontinued operations attributable to controlling interests since they are not part of the Company ’s ongoing business, restructuring costs incurred in continuing operations. vii. excluding deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization. The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments. Adjusted EBITDA Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Refer to the reconciliation of U.S. GAAP net income attributable to controlling interests to ENI and Adjusted EBITDA. Methodologies for calculating investment performance: Revenue-weighted investment performance measures the percentage of management fee revenue generated by Acadian strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming. Figures calculated using gross of fee strategy composite returns. Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming. Figures calculated using gross of fee strategy composite returns. ENI operating earnings ENI operating earnings represents ENI earnings before Acadian LLC key employee distributions and is calculated as ENI revenue, less ENI operating expense, less ENI variable compensation. It differs from economic net income because it does not include the effects of Acadian LLC key employee distributions, net interest expense or income tax expense. Definitions and Additional Notes

62 ENI operating margin The ENI operating margin, which is calculated before Acadian LLC key employee distributions, is used by management and is useful for investors to evaluate the overall operating margin of the business without regard to the Company’s ownership level of Acadian LLC. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company’s U.S. GAAP operating margin. ENI management fee revenue ENI management fee revenue corresponds to U.S. GAAP management fee revenue. ENI operating expense ratio The ENI operating expense ratio is used by management and is useful for investors to evaluate the level of operating expense as measured against the Company’s recurring management fee revenue. The Company has provided this ratio since many operating expenses, including fixed compensation & benefits and general and administrative expense, are generally linked to the overall size of the business. The Company tracks this ratio as a key measure of scale economies because in its profit sharing economic model, scale benefits both Acadian LLC employees and AAMI shareholders. ENI earnings before variable compensation ENI earnings before variable compensation is calculated as ENI revenue, less ENI operating expense. ENI variable compensation ratio The ENI variable compensation ratio is calculated as variable compensation divided by ENI earnings before variable compensation. It is used by management and is useful for investors to evaluate consolidated variable compensation as measured against the Company’s ENI earnings before variable compensation. Variable compensation is usually awarded based on a contractual percentage of Acadian LLC’s ENI earnings before variable compensation and may be paid in the form of cash, non- cash Acadian LLC equity or profit interests or AAMI equity. Hold Co variable compensation includes cash and AAMI equity. Non-cash variable compensation awards typically vest over several years and are recognized as compensation expense over that service period. ENI Acadian LLC key employee distribution ratio The Acadian LLC key employee distribution ratio is calculated as Acadian LLC key employee distributions divided by ENI operating earnings. The ENI Acadian key employee distribution ratio is used by management and is useful to investors to evaluate Acadian LLC key employee distributions as measured against the Company’s ENI operating earnings. Acadian LLC key employee distributions represent the share of Acadian LLC profits after variable compensation that is attributable to Acadian LLC key employee equity and profit interests holders, according to their ownership interests. For Acadian LLC profit interest distributions, the Hold Co is entitled to an initial preference over profits after variable compensation, structured such that before a preference threshold is reached, there would be no required key employee distributions, whereas for profits above the threshold the key employee distribution amount would be calculated based on the key employee economic percentages at Acadian LLC. U.S. GAAP operating margin U.S. GAAP operating margin equals operating income from continuing operations divided by total revenue. Consolidated Funds Financial information presented in accordance with U.S. GAAP may include the results of consolidated pooled investment vehicles, or Funds, managed by Acadian LLC, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds to the extent it is not attributable to the Company’s shareholders. Definitions and Additional Notes